UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on March 12, 2015, the Company’s stockholders voted on three matters. The Company’s stockholders (i) approved the election of F. Ben Irwin, Thomas F. Leonardis, Kent A. Misemer, Brian Usher-Jones, Philip S. Sassower, and Andrea Goren to the Company’s board of directors, (ii) ratified the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015, and (iii) approved an amendment to the Company’s 2009 Employee Stock Purchase Plan to increase the maximum number of shares of its common stock issuable under that plan from 32,500 to 52,500.

As of the close of business on January 12, 2015, the record date for the Annual Meeting, there were 8,479,254 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. At the Annual Meeting, holders of a total of 6,058,706 (71.45%) shares of the Company’s common stock were present, in person or by proxy. The tables below set forth information regarding the results of the voting at the Annual Meeting.

Proposal 1: Voting tabulations for the election of the following individuals as directors for a one year term were as follows:

Name	Votes For	Votes Withheld

Philip S. Sassower	3,766,477	2,927
Andrea Goren	3,766,953	2,451
F. Ben Irwin	3,618,741	150,663
Thomas F. Leonardis	3,654,317	115,087
Kent A. Misemer	3,731,377	38,027
Brian E. Usher-Jones	3,766,953	2,451

Proposal 2: The voting tabulation for the ratification of PMB Helin Donovan as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,930,985	127,568	153	0

Proposal 3: The voting tabulation for the approval of an amendment to the Company’s 2009 Employee Stock Purchase Plan to increase the maximum number of shares of its common stock issuable under that plan from 32,500 to 52,500:

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,760,589	5,760	3,055	2,289,302

Reference is made to the Company’s Schedule 14A, dated January 30, 2015, containing the definitive Proxy Statement, which we distributed to the Company’s stockholders of record beginning on August 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:          /s/Michael J. Rapisand

Name:   Michael J. Rapisand

Title:     Chief Financial Officer

Dated: March 13, 2015

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